UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 18, 2024

BEL FUSE INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	0-11676	22-1463699
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Executive Drive, Suite 300, West Orange, New Jersey	07052
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (201) 432-0463

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock ($0.10 par value)	BELFA	Nasdaq Global Select Market
Class B Common Stock ($0.10 par value)	BELFB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

On September 18, 2024, Bel Fuse Inc. (“Bel” or the “Company”) issued a press release announcing the entry into the Enercon Purchase Agreement (as defined in Item 8.01 below) and certain other information, including financial information about the Company for the twelve-month period ended June 30, 2024. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On September 18, 2024, Bel issued a press release announcing that it has entered into a definitive agreement (the “Enercon Purchase Agreement”) to acquire a majority stake (80%) in Enercon Technologies, Ltd. (“Enercon”). Bel may acquire the remaining 20% interest in Enercon in accordance with the terms and subject to the conditions of the transaction documents. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On Thursday, September 19, 2024, at 8:30 a.m. ET (5:30 a.m. PT), Bel will host a conference call with analysts and investors regarding the transactions contemplated by the Enercon Purchase Agreement. Details for participating in and accessing the conference call are set forth in the press release attached as Exhibit 99.1 hereto. The materials attached as Exhibit 99.2 hereto are incorporated by reference herein and will be presented during such conference call.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

99.1   Press Release, dated September 18, 2024.
99.2   Investor Presentation Materials, dated September 2024.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2024	BEL FUSE INC.
(Registrant)

By:	/s/Daniel Bernstein
Daniel Bernstein
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated September 18, 2024.
99.2	Investor Presentation Materials, dated September 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)